Offerings - Offering: 1	Oct. 26, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 98,644,588.84
Fee Rate	0.0087%
Amount of Registration Fee	$ 8,582.08
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 6,953,192.546 Shares outstanding (approximately 5.00% of the net assets of the Fund as of September 30, 2026).